EMPLOYMENT AGREEMENT

     THIS EMPLOYMENT AGREEMENT, made and entered into as of May 24, 2006, by and between Nu Horizons Electronics Corp., a Delaware corporation, with its principal office located at 70 Maxess Road, Melville, New York 11747 (together with its successors and assigns permitted under this Agreement, the "Company"), and Paul Durando, who resides at 31Marlin Lane, Port Washington, New York 11050 (the "Employee").

                               W I T N E S S E T H

     WHEREAS, the Company desires to enter into this Employment Agreement with the Employee to provide for the continued involvement with the Company;

     WHEREAS, the Employee desires to enter into this Employment Agreement.

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Company and the Employee (individually a "Party" and together the "Parties") agree as follows:

     1.     DEFINITIONS.

     (a) "Base Salary" shall mean the annual salary to which the Employee is
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entitled pursuant to Section 3 below.

     (b) "Beneficiary" shall mean the person or persons named by the Employee
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pursuant to Section 18 below or, in the event that no such person is named and survives the Employee, his estate.

     (c) "Board" shall mean the Board of Directors of Nu Horizons Electronics
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Corp.

     (d) "Cause" shall mean: (i) commission by the Employee of a material act of
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dishonesty against the Company; (ii) a breach by the Employee of the provisions of Section 6 below; (iii) conviction of the Employee of a felony involving moral turpitude (or a plea of nolo contendere thereto); or (iv) the Employee making
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negative or defamatory statements about the Company.

         The Company may terminate the Employee's employment hereunder for Cause upon written notice to the Employee not less than ten (10) business days prior to any intended termination, which notice shall specify the grounds for such termination in reasonable detail. Cause shall be deemed to exist upon a finding reflected in a resolution approved by a majority of the members of the Company's Board of Directors at a meeting of which the Employee shall have been given proper notice and at which the Employee (and his counsel) shall have a reasonable opportunity to present his case.


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     (e) "Change in Control" shall mean:

     (i) a change in control as such term is presently defined in Regulation 240.12b 2 under the Securities Exchange Act of 1934 ("Exchange Act");

     (ii) if during the Term of Employment any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act) other than the Company or any person who on the date of this Agreement is a director or officer of the Company, becomes the "beneficial owner" (as defined in Rule 13(d) 3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% of the voting power of the Company's then outstanding securities; or

     (iii) if during the Term of Employment, individuals who at the beginning of such period constitute the Board, including individuals who are nominated or approved by a majority of the Board then serving, cease for any reason other than death, disability or retirement to constitute at least a majority thereof.

     (f) "Disability" shall mean the illness or other mental or physical
          ----------
disability of the Employee resulting in his failure to perform substantially his duties under this Agreement for a period of nine consecutive months or more.

     (g) "Term of Employment" shall mean the period specified in Section 2
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below.

     2.     TERM OF EMPLOYMENT, POSITIONS AND DUTIES.

     (a) Employment. Effective as of July 15, 2006, the Company employs the
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Employee, and the Employee accepts employment with the Company, in the position and with the duties and responsibilities set forth below, and upon such other terms and conditions as are hereinafter stated. Simultaneously with the execution of this Agreement, the Employee shall resign from any offices with the Company and from any offices and directorships of the Company's subsidiaries in each case effective as of July 15, 2006, which resignation shall be irrevocable, and the Employee shall not be employed by the Company except as provided herein.

     (b) Term of Employment. The Term of Employment hereunder shall commence on
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July 15, 2006 (the "Effective Date"), and shall terminate on the third anniversary thereof, unless earlier terminated in accordance with Section 5 hereof. At the end of the Term of Employment, the Employee's employment shall be terminated for all purposes.

     (c) Duties of Employee. Until the date of termination of his employment
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hereunder, the Employee shall be employed as a Vice President of the Company;
provided that Employee shall not be an "officer" of the Company under the By-Laws of the Company. The Employee shall report to either Arthur Nadata, currently the Chairman and CEO of the Company, or Richard Schuster, currently President of the


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Company, and in the event that both of them cease to be employed as executive officers of the Company, the Employee shall report to the Board of Directors.

     3. BASE SALARY. During the Term of Employment, the Employee shall receive from the Company an annual Base Salary of $83,500, payable in accordance with the regular payroll practices of the Company but no less frequently than monthly.

     4. MEDICAL BENEFIT PLANS. The Employee shall participate in the following employee benefit plans and programs for which he is eligible and which are made available to the Company's employees generally and on the terms so made available, as such plans or programs may be in effect from time to time: hospitalization insurance, surgical insurance, medical insurance, long-term care insurance and dental insurance; provided, that such medical insurance benefit shall be reduced by any amounts that are reimbursable by Medicare at such time as Employee and his spouse are eligible to be covered by Medicare. Employee agrees that he shall not be entitled to any benefits except as provided herein.

     5.     TERMINATION OF EMPLOYMENT.

         (a) General. Except as otherwise provided in this Agreement, in the
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event of termination of the Employee's employment under this Agreement, he, his dependents or his Beneficiary, as may be the case, shall be entitled to receive benefits under the Company's employee benefit plans described in Section 4 above only until the date of such termination, in accordance with the applicable terms and conditions of each plan.

         (b) Termination Due to Death. In the event that the Employee's
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employment is terminated due to his death, his Beneficiary shall be entitled to the Employee's Base Salary for a two-year period or, if less, for the balance of the Term of Employment.

         (c) Termination Due to Disability. In the event of Disability, the
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Company or the Employee may terminate the Employee's employment. If the
Employee's employment is terminated due to Disability, he shall be entitled to his Base Salary for a two-year period or, if less, for the balance of the Term of Employment.

         (d) Termination by the Company for Cause. In the event that the
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Employee's employment is terminated for Cause, he shall be entitled solely to his Base Salary through the date of termination of his employment for Cause.

         (e) Termination Without Cause.
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               (i) Termination Without Cause shall mean termination of the
               Employee's employment by the Company other than due to death, Disability or for Cause.


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               (ii) In the event of Termination Without Cause, the Employee shall be entitled to receive his Base Salary for the remainder of the Term of Employment.

         (f) Termination Following Change in Control. In the event that Employee
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shall be terminated following a Change in Control of the Company, the Employee shall be entitled to and shall immediately receive a lump sum in an amount equal to his Base Salary for the remainder of the Term of Employment.

         (g) Nature of Payments. Any amounts due under this Section 5 are in the
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nature of severance payments or liquidated damages or both, and shall fully compensate the Employee and his dependents or Beneficiary, as the case may be, for any and all obligations arising from the employment relationship created hereby, any lawful actions during such relationship and the termination thereof, and they are not in the nature of a penalty.

     6.     CONFIDENTIAL INFORMATION; NON-COMPETITION AND NON-SOLICITION.

         (a) Confidential Information. Employee recognizes and acknowledges that
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confidential information of various kinds, including marketing analysis and product development information are valuable, special and unique assets of the Company's business. Accordingly, Employee will not, during the term of this Agreement, except in the performance of his services hereunder, disclose any such confidential information to any individual or entity for any reason or purpose whatsoever and will not use any such confidential information for his own benefit. The provisions of this paragraph 6 will not apply to information available in trade or other publications, information known to Employee at the time he first entered the employ of the Company, and information which presently is or shall become available without the Employee committing a tortuous act.

         (b) Non-Competition and Non-Solicitation. Employee agrees that, during
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the term of this Agreement, he will not, without the prior written approval of the Board of Directors of the Company, directly or indirectly, through any other individual or entity, (a) become an officer or employee of, or render any services, including consulting services, to, any competitor of the Company, (b) solicit, raid, entice or induce any customer of the Customer to cease purchasing goods or services from the Company or to become a customer of any competitor of the Company, and Employee will not approach any customer for any such purpose or authorize the taking of any such actions by any other individual or entity, or
(c) solicit, raid, entice or induce any employee of the Company, and Employee will not approach any such employee for any such purpose or authorize the taking of any such action by any other individual or entity. However, nothing contained in this paragraph 6 shall be construed as preventing Employee from purchasing or owning up to 5% of the voting securities of any corporation the stock of which is publicly traded.


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     7.     SEVERABILITY. In case any one or more of the terms or provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other terms or provisions hereof, but such term or provision shall be deemed modified or deleted as or to the extent required by applicable law, and such modification or deletion shall not affect the validity of the other terms or provisions of this Agreement.

     8. WITHHOLDING TAXES. All payments to the Employee or his Beneficiary shall be subject to withholding on account of federal, state and local taxes as required by law. If any payment hereunder is insufficient to provide the amount of such taxes required to be withheld, the Company may withhold such taxes from any other payment due the Employee or his Beneficiary. In the event that all cash payments due the Employee are insufficient to provide the required amount of such withholding taxes, the Employee or his Beneficiary, within five (5) days after written notice from the Company, shall pay to the Company the amount by which such withholding taxes exceed the cash payments due the Employee or his Beneficiary.

     9. ASSIGNABILITY; BINDING NATURE. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, heirs (in the case of the Employee) and assigns. No rights or obligations of the Company under this Agreement may be assigned or transferred by the Company except that such rights or obligations may be assigned or transferred pursuant to (a) a merger or consolidation in which the Company is not the continuing entity; provided that it shall be a condition of such transaction that the successor shall assume the duties of the Company hereunder or (b) sale or liquidation of all or substantially all of the assets of the Company, provided that the assignee or transferee is the successor to all or substantially all of the assets of the Company and such assignee or transferee assumes the liabilities, obligations and duties of the Company, as contained in this Agreement, either contractually or as a matter of law.

     10. REPRESENTATIONS. The Parties respectively represent and warrant that each is fully authorized and empowered to enter into this Agreement and that the performance of its or his, as the case may be, obligations under this Agreement will not violate any agreement between such Party and any other person, firm or organization.

     11. ENTIRE AGREEMENT. Except to the extent otherwise provided herein, this Agreement contains the entire understanding and agreement between the Parties concerning the subject matter hereof and supersedes any prior agreements, whether written or oral, between the Parties concerning the subject matter hereof.

     12. AMENDMENT OR WAIVER. No provision in this Agreement may be amended unless such amendment is agreed to in writing and signed by both the Employee and an authorized officer of the Company. No waiver by either Party of any breach by the other Party of any condition or provision contained in this Agreement to be performed by such other Party shall be deemed a waiver of a similar or dissimilar condition or provision at the same or any prior or subsequent time. Any waiver must be in writing and


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signed by the Employee or an authorized officer of the Company.

     13. SURVIVORSHIP. The respective rights and obligations of the Parties hereunder shall survive any termination of the Employee's employment with the Company to the extent necessary to the intended preservation of such rights and obligations as described in this Agreement.

     14. BENEFICIARIES/REFERENCES. The Employee shall be entitled to select (and change, to the extent permitted under any applicable law) a beneficiary or beneficiaries to receive any compensation or benefit payable hereunder following the Employee's death by giving the Company written notice thereof. In the event of the Employee's death or of a judicial determination of his incompetence, reference in this Agreement to the Employee shall be deemed to refer to his beneficiary, and if the Employee shall not have designated a beneficiary, his spouse.

     15. GOVERNING LAW. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York, without regard to principles or doctrines of conflicts of law.

     16. NOTICES. Any notice given to either Party shall be in writing and shall be deemed to have been given when delivered either personally, by fax, by overnight delivery service (such as Federal Express) or sent by certified mail, postage prepaid, return receipt requested, duly addressed to the Party concerned at the address indicated below or to such changed address as such Party may subsequently give such notice of.

         If to the Company or the Board:

               Nu Horizons Electronics Corp.
               70 Maxess Road
               Melville, New York 11747
               Attention:  Richard Schuster
               FAX: (631) 396-5060

         If to the Employee:

               Paul Durando
               31 Marlin Lane
               Port Washington, New York 11050

     17. HEADINGS. The headings of the sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement.

     18. COUNTERPARTS. This Agreement may be executed in two or more counterparts.


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     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.


                                      NU HORIZONS ELECTRONICS CORP.



                                      By: /s/Arthur Nadata
                                         --------------------------------


                                          /s/Paul Durando
                                      -----------------------------------
                                         Paul Durando